Exhibit 10.10

AMENDMENT   TO

ALL REINSURANCE AGREEMENTS

between

AMERICAN LIFE AND SECURITY CORPORATION

8101 O Street, Suite 101

Lincoln, Nebraska 68510

(The Ceding Company)

and

OPTIMUM RE INSURANCE COMPANY

1345 River Bend Drive, Suite 100

Dallas, TX 75247

(The Reinsurer)

Respecting the merger of AMERICAN LIFE AND SECURITY CORPORATION with and into OLD RELIANCE INSURANCE COMPANY.

1.      Effective August 4, 2011, AMERICAN LIFE AND SECURITY CORPORATION has been merged into OLD RELIANCE INSURANCE COMPANY. OLD RELIANCE INSURANCE COMPANY shall assume all of the business of AMERICAN LIFE AND SECURITY CORPORATION reinsured under the Agreements between AMERICAN LIFE AND SECURITY CORPORATION and OPTIMUM RE. All of the rights accorded to and duties, obligations and liabilities assumed by AMERICAN LIFE AND SECURITY CORPORATION under the Reinsurance Agreements shall be accorded to and assumed by OLD RELIANCE INSURANCE COMPANY as if OLD RELIANCE INSURANCE COMPANY had been an original party to the Reinsurance Agreements instead of AMERICAN LIFE AND SECURITY CORPORATION.

From this merger OLD RELIANCE INSURANCE COMPANY shall change its name to AMERICAN LIFE AND SECURITY CORPORATION.

2.      Signatures           The terms and conditions of the Agreements are not changed in any way except as stated herein.

In witness of the above, this Amendment is signed in triplicate at the dates and places indicated.

FOR                    AMERICAN LIFE AND SECURITY CORPORATION

DATE:	9/8/11	SIGNATURE:	/S/ Mark Oliver

PLACE:	Lincoln, NE	NAME:	Mark A. Oliver

WITNESS:	/S/ Scott Johnson	TITLE:	CEO

FOR                    OLD RELIANCE INSURANCE COMPANY

DATE:	9/8/11	SIGNATURE:	/S/ Mark Oliver

PLACE:	Lincoln, NE	NAME:	Mark A. Oliver

WITNESS:	/S/ Scott Johnson	TITLE:	CEO

FOR                    OPTIMUM RE INSURANCE COMPANY

DATE:	9/9/11	SIGNATURE:	/S/ Serge Goulet

PLACE:	Dallas, TX	NAME:	Serge Goulet

WITNESS:	/S/ Unknown	TITLE:	President